UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 30, 2019,  PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing eleven  (11) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2020 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of shares of common stock entitled to vote as of the record date was 78,317,843, of which 75,942,298 votes, or 96.96%, were present in person or by proxy.

Proposal 1:    The election of eleven  (11) director nominees to serve on the Board, each for a one-year term expiring at the 2020 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stanford L. Kurland	70,794,628	294,772	162,353	4,690,545
David A. Spector	70,795,045	294,355	162,353	4,690,545
Anne D. McCallion	70,660,964	427,732	163,057	4,690,545
Matthew Botein	59,906,137	11,182,554	163,062	4,690,545
James K. Hunt	60,090,832	10,997,218	163,703	4,690,545
Patrick Kinsella	71,037,942	50,754	163,057	4,690,545
Joseph Mazzella	71,022,326	65,724	163,703	4,690,545
Farhad Nanji	60,090,018	10,998,678	163,057	4,690,545
Jeffrey A. Perlowitz	71,076,983	11,067	163,703	4,690,545
Theodore W. Tozer	71,037,937	50,754	163,062	4,690,545
Emily Youssouf	71,037,109	51,507	163,137	4,690,545

All director nominees were elected.

Proposal 2:    Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,712,454	69,603	160,241	0

Proposal 3:    Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,030,817	15,830,374	390,562	4,690,545

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: June 5, 2019	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer